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                                                                 EXHIBIT 10.31.5



                             AMENDMENT NUMBER EIGHT
                                     to the
             Amended and Restated Master Loan and Security Agreement
                           Dated as of March 27, 2000
                                      among
                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                          HANOVER CAPITAL PARTNERS LTD.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

         This AMENDMENT NUMBER EIGHT is made this 26th day of April, 2004, among HANOVER CAPITAL MORTGAGE HOLDINGS, INC. and HANOVER CAPITAL PARTNERS LTD., each having an address at 379 Thornall Street, Edison, New Jersey 08837 (each, a "Borrower" and collectively, "the Borrowers") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of March 27, 2000, by and between the Borrowers and the Lender, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

         WHEREAS, the Borrowers have requested that the Lender agree to amend the Agreement, subject to the terms hereof, to increase the Maximum Committed Amount under the Agreement to $20,000,000 and to extend the term thereof to April 25, 2005 and the Lender has agreed to such request, and the Borrowers and the Lender have agreed to make such additional modifications to the Agreement as more expressly set forth below.

         WHEREAS, as of the date of this Amendment Number Eight, the Borrowers represent to the Lender that they are in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement.

         WHEREAS, in order to induce the Lender to enter into this Amendment Number Eight the Borrowers have agreed to pay the Lender a facility fee in an amount equal to $500,000.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         SECTION 1. Effective as of April 26, 2004, the definition of "Maximum Committed Amount" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "Maximum Committed Amount" shall mean $20,000,000.
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         SECTION 2. Effective as of April 26, 2004, the definition of "Maximum
Credit" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "Maximum Credit" shall mean the sum of the Maximum Committed Amount and the Maximum Uncommitted Amount, which on the date hereof shall equal $20,000,000.

         SECTION 3. Effective as of April 26, 2004, the definition of "Non-Investment Grade Bond Sublimit" in Section 1 of the Loan Agreement is hereby amended to read in its entirety as follows:

                  "Non-Investment Grade Bond Sublimit" shall mean $20,000,000.

         SECTION 4. Effective as of April 26, 2004, the definition of "Termination Date" in Section 1 of the Agreement is hereby amended to read in its entirety as follows:

                  "Termination Date" shall mean April 25, 2005 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

         SECTION 5. Effective as of April 26, 2004, Section 3.06 of the Loan Agreement is hereby amended by adding the following sentences to the end of such section:

         On April 26, 2004, the Borrowers shall pay to the Lender a facility fee in connection with the extension of the Termination Date hereunder, equal to $500,000. Such facility fee shall not be subject to offset or credit against any underwriting fees earned by the Lender at any time. The extension of the Termination Date to April 25, 2005 shall become effective upon receipt by the Lender of such facility fee.

         SECTION 6. Effective as of April 26, 2004, Section 7.09(a) of the Loan Agreement is hereby amended to read in its entirety as follows:

         (a) Maintenance of Tangible Net Worth. Hanover Capital Holdings shall at all times maintain Tangible Net Worth of not less than $56,000,000.

         SECTION 7. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

         SECTION 8. Fees and Expenses. The Borrowers agree to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Eight (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Eight), in accordance with Section 11.03 of the Agreement
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         SECTION 9. Facility Fee. In order to induce the Lender to enter into this Amendment Number Eight, the Borrowers hereby agree to pay to the Lender, in addition to any other amounts required pursuant to the Agreement, a facility fee equal to $500,000 to be paid to the Lender upon execution of this Amendment Number Eight. Such facility fee shall be paid in dollars, in immediately available funds, in accordance with the Lender's instructions. This Amendment Number Eight shall be effective upon the Lender's receipt of such facility fee.

         SECTION 10. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Eight need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

         SECTION 11. Representations. The Borrowers hereby represent to the Lender that as of the date hereof, the Borrowers are in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

         SECTION 12. Governing Law. This Amendment Number Eight shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

         SECTION 13. Counterparts. This Amendment Number Eight may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the Borrowers and the Lender have caused this
Amendment Number Eight to be executed and delivered by their duly authorized officers as of the day and year first above written.

                             HANOVER CAPITAL MORTGAGE
                             HOLDINGS, INC.
                             (Borrower)


                             By:
                                  ----------------------------------------------
                             Name:  John A. Burchett
                             Title: Chief Executive Officer & President


                             HANOVER CAPITAL PARTNERS LTD.
                             (Borrower)


                             By:
                                  ----------------------------------------------
                             Name:  John A. Burchett
                             Title: Chief Executive Officer


                             GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
                             (Lender)


                             By:
                                  ----------------------------------------------
                             Name:
                             Title: